UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

ENCORE CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	8875 Aero Drive, Suite 200, San Diego, California	92123
	(Address of principal executive offices)	(Zip Code)

(877) 445-4581
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 5, 2010, Encore Capital Group, Inc. (the “Company”) delivered a presentation at the William Blair 4th Annual Emerging Growth Stock Conference, which was available via webcast, using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. The presentation provides an overview of the Company and its industry, certain operating results and forward looking statements. The Company has also posted the attached materials on its website (www.encorecapitalgroup.com) located in the Investor Relations section of that site. The Company does not intend to update this disclosure or release similar information in the future.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Presentation Materials for the William Blair 4th Annual Emerging Growth Stock Conference, dated October 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: October 6, 2010	/s/ PAUL GRINBERG
Paul Grinberg
Executive Vice President,
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Presentation Materials for the William Blair 4th Annual Emerging Growth Stock Conference, dated October 5, 2010.